BROWN ADVISORY FUNDS

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Sustainable Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory − WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Brown Advisory − WMC Japan Equity Fund
(each, a “Fund” and collectively, the “Funds”)
_____________________________________________________________________________________
Supplement dated September 16, 2025
to the Statutory Prospectus and Summary Prospectuses (together, the “Prospectus”)
dated October 31, 2024, as supplemented
_____________________________________________________________________________________

Upon the recommendation of Brown Advisory LLC, the investment adviser to the Funds, the Board of Trustees of Brown Advisory Funds has unanimously approved the elimination of the 1% redemption/exchange fee that is applied to redemptions/exchanges of Fund shares that are held for 14 days or less. Accordingly, effective the close of business on October 17, 2025, all references to the 1% redemption/exchange fee are removed from the Prospectus.

If you have any questions, please call Brown Advisory Funds at 800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference.